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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
The Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Avocent Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

        The 2004 Annual Meeting of Stockholders of Avocent Corporation, a Delaware corporation, will be held at the Huntsville Marriott Hotel located at Five Tranquility Base, Huntsville, Alabama 35805, on Thursday, June 10, 2004, at 10:00 a.m. Central Time, for the following purposes:

  1.
  To elect three Class I directors to serve until the annual meeting of our stockholders in 2007;

  2.
  To ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for the current fiscal year ending December 31, 2004; and

  3.
  To transact such other business as may properly come before the meeting, or any postponement or adjournment of the annual meeting.

        Only stockholders of record at the close of business on April 30, 2004, are entitled to notice of, and to vote at, the 2004 Annual Meeting of Stockholders and any adjournment or postponement of this annual meeting. A list of these stockholders is kept at the office of our transfer agent, Mellon Investor Services LLC. All stockholders are cordially invited to attend the annual meeting. However, to assure your representation at the meeting, you are urged to mark, sign, and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. You may also be able to submit your proxy over the Internet or by telephone. For specific instructions, please refer to the information provided with your proxy card.

        Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

                      By Order of the Board of Directors,

                      Samuel F. Saracino
                       Secretary

Huntsville, Alabama
April 27, 2004

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE
MEETING, PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY AS
PROMPTLY AS POSSIBLE IN THE ENCLOSED, POSTAGE-PREPAID ENVELOPE.

4991 Corporate Drive
Huntsville, Alabama 35805

PROXY STATEMENT

Annual Meeting of Stockholders
To be held on June 10, 2004

INFORMATION CONCERNING SOLICITATION AND VOTING

Date, Time, and Place

        This proxy statement is furnished to the stockholders of Avocent Corporation, a Delaware corporation, in connection with the solicitation of proxies by our Board of Directors for use at the 2004 Annual Meeting of Stockholders to be held at the Huntsville Marriott Hotel located at Five Tranquility Base, Huntsville, Alabama 35805, on Thursday, June 10, 2004, at 10:00 a.m. Central Time, and any and all postponements or adjournments of this annual meeting, for the purposes set forth in this proxy statement and the accompanying Notice of Annual Meeting of Stockholders. These proxy solicitation materials were first mailed on or about May 7, 2004, to all stockholders entitled to vote at the annual meeting.

Purposes of the Annual Meeting

        The purposes of the annual meeting are to:

  •
  Elect three Class I directors to serve until the annual meeting of our stockholders in 2007;

  •
  Ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for the current fiscal year ending December 31, 2004; and

  •
  To transact such other business as may properly come before the annual meeting, or any postponement or adjournment of the annual meeting.

Revocability of Proxies

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to our corporate secretary or our transfer agent, Mellon Investor Services LLC, a written notice of revocation or a duly executed proxy bearing a later date or by attending the annual meeting and voting in person.

Record Date and Share Ownership

        Stockholders of record at the close of business on April 30, 2004, the record date, are entitled to notice of, and to vote at, the annual meeting. On April 15, 2004, 49,037,644 shares of our common stock, and no shares of our preferred stock, were issued and outstanding, held of record by approximately 300 stockholders. For information regarding security ownership by principal stockholders and management, see the section below entitled, "Security Ownership by Principal Stockholders and Management."

Voting and Solicitation; Quorum

        Each share held as of the record date is entitled to one vote. A quorum for the transaction of business at the annual meeting requires the presence, in person or by proxy, of a majority of the votes eligible to be cast by holders of the shares of common stock issued and outstanding on the record date.

        Abstentions and broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business. However, broker non-votes will not be counted for the purpose of determining the number of shares entitled to vote with respect to a proposal on which the broker has expressly not voted. Thus, broker non-votes will not affect the outcome of the voting on a proposal that requires the affirmative vote of a majority of the shares present and entitled to vote. Abstentions will have the same effect as a vote against proposal two, the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the year ended December 31, 2004.

        The solicitation of proxies will be conducted by mail, and we will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the annual meeting and reimbursements paid to brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials regarding the annual meeting to such beneficial owners. Certain of our directors, officers, and regular employees, without additional compensation, may also solicit proxies, personally or by telephone, telegram, or facsimile.

Stockholder Proposals for the Next Annual Meeting

        Any proposal to be presented at our next annual meeting of stockholders must be received at our offices no later than January 10, 2005, in order to be considered for inclusion in our proxy materials for such meeting. Any such proposals must be submitted in writing, addressed to the attention of our corporate secretary at 9911 Willows Road N.E., Redmond, Washington 98052, Attention: Corporate Secretary, and must otherwise comply with our Bylaws and the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended.

        Our Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in our proxy statement, to be brought before an annual meeting of stockholders. In general, nominations for the election of directors may be made by the Board of Directors or by any stockholder entitled to vote who has delivered written notice to our corporate secretary not less than 90 days in advance of the annual meeting, which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations. In the event that less than 100 days notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholders must be received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to our corporate secretary. All notices of proposals by stockholders, whether or not included in our proxy materials, should be sent to our corporate secretary at 9911 Willows Road N.E., Redmond, Washington 98052, Attention: Corporate Secretary.

"Householding" of Proxy Materials

        We have adopted a procedure approved by the U.S. Securities and Exchange Commission ("SEC") called "householding." Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one set of our proxy materials unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. We believe this will provide greater convenience for our shareholders, as well as cost savings for us, by reducing the number of duplicate documents that are sent to your home.

        Stockholders who participate in householding will continue to receive separate proxy cards. Householding will not in any way affect your rights as a stockholder.

        If you are eligible for householding and currently receive multiple copies of our proxy materials with other stockholders of record with whom you share an address or if you hold stock in more than one account, and in either case you wish to receive only a single copy of these documents for your household, please contact our corporate secretary at 9911 Willows Road N.E., Redmond, Washington 98052, Attention: Corporate Secretary.

        If you participate in householding and wish to receive a separate copy of our Annual Report on Form 10-K or this proxy statement, or if you do not wish to participate in householding and prefer to receive separate copies of these documents in the future, please contact our corporate secretary at the address indicated above.

        Beneficial stockholders can request information about householding from their banks, brokers, or other holders of record.

PROPOSAL ONE

ELECTION OF CLASS I DIRECTORS

        Our Certificate of Incorporation provides that our Board of Directors is to be divided into three classes of directors, designated as Class I, Class II, and Class III. Our Board of Directors currently consists of eight members, with three members in each of Classes I and II, and two members in Class III. Upon the expiration of the term of a class of directors, nominees for that class are elected to serve for a term of three years and until their respective successors have been elected and qualified. The current terms of the Class I directors, William H. McAleer, David P. Vieau, and Doyle C. Weeks, expire upon the election and qualification of the directors to be elected at the annual meeting. Following the recommendation of our Nominating and Governance Committee, our Board of Directors has nominated Messrs. McAleer, Vieau, and Weeks for reelection to the Board of Directors at the annual meeting, to serve until the annual meeting of stockholders to be held in 2007. The terms of the Class II and Class III directors expire at the annual meetings of stockholders to be held in 2005 and 2006, respectively.

        Unless otherwise directed, the persons named in the proxy intend to vote all proxies FOR the election of Messrs. McAleer, Vieau, and Weeks to the Board of Directors. The nominees have consented to serve as our directors if elected. If, at the time of the annual meeting, either of the nominees is unable or declines to serve as a director, the discretionary authority provided in the enclosed proxy will be exercised to vote for a substitute candidate designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unable, or will decline, to serve as a director.

        Set forth below is certain information furnished to us by the director nominees and by each of the incumbent directors whose terms will continue following the annual meeting. Please note that Avocent was formed by the combination of Apex Inc. and Cybex Computer Products Corporation in a merger transaction that was effective July 1, 2000.

Class I Directors

        William H. McAleer, 53, has been one of our directors since July 2000, and prior to that, he served as one of Apex's directors since June 1996. Mr. McAleer is currently Managing Director of Voyager Capital, a venture firm that provides funding to private information technology companies. From 1988 through 1994, he was Vice President Finance, Chief Financial Officer, and Secretary of Aldus Corporation, a publicly traded software company.

        David P. Vieau, 54, has been one of our directors since April 2001. Since March 2002, Mr. Vieau has been the President and Chief Executive Officer of A123Systems, Inc., a privately-held company that develops advanced power technologies for portable communications and computer systems. From September 1995 through November 2000, he was Vice President of Worldwide Business Development of American Power Conversion Corporation, a publicly traded company that provides power protection, environmental control, and site monitoring services for the personal computer and information systems markets.

        Doyle C. Weeks, 58, has been one of our directors since July 2000, and prior to that, he served as one of Cybex's directors since 1998. Mr. Weeks has been our Executive Vice President of Group Operations and Business Development since July 2000, and prior to that, he held the same position at Cybex since August 1998. Mr. Weeks served as Senior Vice President of Finance, Chief Financial Officer, and Treasurer of Cybex from 1995 to August 1998 and as Assistant Secretary of Cybex during 1998.

Class II Directors

        John R. Cooper, 56, has been one of our directors since July 2000, and was elected as Chairman of our Board of Directors in April 2003. Prior to that, he served as one of Cybex's directors since 1998. Mr. Cooper has been our President and Chief Executive Officer since March 2002. From April 2001 to November 2001, Mr. Cooper served as Senior Vice President of Finance and Chief Financial Officer of ADTRAN, Inc., a publicly traded company that designs, develops, manufacturers, markets and services a broad range of high-speed digital transmission products utilized by telephone companies and corporate end-users to implement advanced digital data services over existing telephone networks. Mr. Cooper was Vice President and Chief Financial Officer of ADTRAN, Inc. from 1996 to April 2001.

        Harold D. "Harry" Copperman, 57, Mr. Copperman has been one of our directors since November 2002. Mr. Copperman is currently President and Chief Executive Officer of HDC Ventures, Inc., a management and investment group focusing on enterprise systems, software, and services, a position he has held since March 2002. From 1993 through 1999, Mr. Copperman served as Senior Vice President and Group Executive of the Products Divisions at Digital Equipment Corporation where he was responsible for the company's six computer systems business units and worldwide manufacturing and distribution. Mr. Copperman is also a director of Epicor Software Corporation, a provider of enterprise software solutions for midmarket companies.

        Edwin L. Harper, 59, has been one of our directors since July 2000, and was elected as our Lead Independent Director in April 2003. Prior to that, he served as one of Apex's directors since October 1996. From September 1999 to March 2001, Mr. Harper served as a director and as President, Chief Executive Officer, and Chief Operating Officer of Manufacturing Technology, Inc., a privately held company that manufactures slicing and dicing equipment for the thin film head, semiconductor, and optics industries. Mr. Harper is also a director of Ditech Communication Corporation, a telecommunications equipment supplier.

Class III Directors

        Francis A. "Fran" Dramis, Jr., 56, has been one of our directors since November 2002. Mr. Dramis is currently Chief Information—E-Commerce & Security Officer for BellSouth Corporation, a telecommunications company based in Atlanta, Georgia. Mr. Dramis has held a variety of positions at BellSouth, which he joined in December 1998. Prior to that, Mr. Dramis was a consultant for CIO Strategy, Inc., a Clifton, Virginia-based information technology consulting firm.

        Stephen F. Thornton, 64, has been a member of our Board of Directors since July 2000, and was Chairman of our Board of Directors from July 2000 to April 2003. Prior to that, he served as Chairman of the Board of Directors of Cybex since 1987. Mr. Thornton was our President and Chief Executive Officer from July 2000 to March 2002, and prior to that, he held the same positions at Cybex since 1984.

Vote Required and Board of Directors' Recommendation

        The three nominees receiving the greatest number of votes of the shares present and entitled to vote at the annual meeting will be elected as directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF MESSRS. MCALEER, VIEAU, AND WEEKS TO THE BOARD OF DIRECTORS.

PROPOSAL TWO

TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS
OUR INDEPENDENT AUDITORS FOR THE YEAR ENDED DECEMBER 31, 2004

        Our Audit Committee has appointed the firm of PricewaterhouseCoopers LLP to conduct an audit in accordance with generally accepted auditing standards of our financial statements for the fiscal year ending December 31, 2004. A representative of that firm is expected to be present at the annual meeting to respond to appropriate questions and will be given an opportunity to make a statement if he or she so desires. The Audit Committee has discussed with PricewaterhouseCoopers its independence from us and our management, and this discussion included consideration of the matters in the written disclosures required by the Independence Standards Board and the potential impact that non-audit services provided to us by PricewaterhouseCoopers could have on its independence. This appointment is being submitted for ratification at the meeting. If not ratified, the Audit Committee will reconsider this appointment, although the Audit Committee will not be required to appoint different independent auditors. PricewaterhouseCoopers has served as our independent auditors since July 2000.

Vote Required and Board of Director's Recommendation

        The affirmative vote of the holders of a majority of the shares of our common stock present or represented and voting at the annual meeting will be required to approve this proposal.

        THE AUDIT COMMITTEE HAS APPROVED THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004, AND THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THIS APPOINTMENT.

CORPORATE GOVERNANCE AND BOARD MATTERS

Board of Directors and Committee Meetings

        During 2003, our Board of Directors met eight times, and took action by unanimous written consent one additional time. There were nine meetings of the Audit Committee, seven meetings of the Compensation Committee, and six meetings of the Nominating and Governance Committee during 2003. Each director attended at least 75% of the aggregate of all meetings of the Board of Directors and of the committees, if any, on which such director served. Although we do not have a formal policy regarding attendance by members of the Board of Directors at our annual meeting of stockholders, our directors are encouraged to attend. Two of our directors attended the last annual meeting of stockholders.

Determinations Regarding Director Independence and Other Matters

        The Board of Directors has determined that each of Harry D. Copperman, Francis A. Dramis, Jr., Edwin L. Harper, William H. McAleer, and David P. Vieau is an "independent director" as that term is defined in Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers (the "NASD"). In this proxy statement, these five directors are referred to individually as an "Independent Director" and collectively as "Independent Directors." The Independent Directors generally meet in executive session at each quarterly Board meeting.

        The Board of Directors has also determined that each member of the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee meets the independence standards applicable to those committees prescribed by the NASD, the SEC, and the Internal Revenue Service.

        Finally, the Board of Directors has determined that William H. McAleer, the Chairman of the Audit Committee, is an "audit committee financial expert" as that term is defined in Item 401(h) of Regulation S-K promulgated by the SEC.

        Avocent's Code of Conduct, as adopted by the Board of Directors on April 22, 2004, is available on our website at www.Avocent.com.

Lead Independent Director

        In April 2003, the Independent Directors selected Edwin L. Harper as the Lead Independent Director. As such, Mr. Harper presides at meetings of the Independent Directors, and has the other responsibilities prescribed in the Lead Independent Director Responsibility Statement that was adopted by our Board and is available on our website at www.Avocent.com.

Committees of the Board of Directors

        During the year 2003, our Board of Directors had three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. All of the committee charters are available our website at www.Avocent.com. The functions performed by each committee and the members of each committee are described below.

        Audit Committee.    The Audit Committee reviews with our independent auditors the scope, results, and costs of the annual audit and our accounting policies and financial reporting. Our Audit Committee has (i) direct responsibility for the appointment, compensation, retention, and oversight of our independent auditors, (ii) established procedures for handling complaints regarding our accounting practices, (iii) authority to engage any independent advisors it deems necessary to carry out its duties, and (iv) appropriate funding to engage any necessary outside advisors.

        Through March 2003, the members of the Audit Committee were William H. McAleer (Chairman), Edwin L. Harper, and David P. Vieau. In April 2003, Harold D. Copperman, was elected to the Audit Committee (replacing Mr. Vieau), and the current members of the Audit Committee are William H. McAleer (Chairman), Harold D. Copperman, and Edwin L. Harper. The Audit Committee report is set forth below. The Audit Committee reviews and reassesses the adequacy of its Charter on an annual basis.

        Compensation Committee.    The Compensation Committee oversees our compensation and benefits practices and programs. During 2003, the members of the Compensation Committee were Edwin L. Harper (Chairman), William H. McAleer, and David P. Vieau.

        Nominating and Governance Committee.    Through March 2003, we had a Nominating Committee with responsibility for reviewing and recommending candidates for election to the Board of Directors, and the members were William H. McAleer (Chairman), Edwin L. Harper, and David P. Vieau. In April 2003, we expanded the scope of this committee to include responsibility for corporate governance matters and renamed the committee the Nominating and Governance Committee. At the same time, Francis A. Dramis, Jr. was elected to the Nominating and Governance Committee (replacing Mr. Harper), and the current members of the Nominating and Governance Committee are Francis A. Dramis (Chairman), William H. McAleer, and David P. Vieau. The Nominating and Governance Committee reviews candidates and makes recommendations of nominees (in consultation with the Lead Independent Director) for the Board of Directors. The Committee also oversees our corporate governance and compliance activities. See the section above entitled "Stockholder Proposals for the Next Annual Meeting" and our Bylaws for the proper proposal procedures.

Director Nomination Policy

        The Nominating and Governance Committee has adopted a policy with respect to the consideration of director candidates recommended by stockholders. Pursuant to the policy, any stockholder may nominate a director candidate by following the procedures described in the section above entitled "Stockholder Proposals for the Next Annual Meeting" and as prescribed in our Bylaws. In addition, stockholders who have held at least 5% of our outstanding stock for at least one year may submit recommendations for candidates to be considered for nomination by our Nominating and Governance Committee. In order to make a recommendation to the Committee, a stockholder must deliver a written request to our corporate secretary which satisfies the notice, information, and consent requirements set forth in the "Policies and Procedures for Director Candidates" of the Nominating and Governance Committee, which can be found on our website at www.Avocent.com.

        The Nominating and Governance Committee will evaluate the qualifications of all director recommendations that are properly submitted by stockholders, management, members of the Board of Directors, and to the extent deemed necessary, third-party search firms. We have in the past paid a third party to assist us in identifying, evaluating, and screening potential candidates for nomination to the Board of Directors, and we may do so in the future. In assessing potential nominees, the Nominating and Governance Committee considers relevant factors, including, among other things, issues of character, judgment, independence, expertise, diversity of experience, length of service, and other commitments. In addition, the Committee considers the suitability of each candidate, taking into account the current members of the Board of Directors, in light of the current size and composition of the Board of Directors. After completion of its evaluation of candidates, the Nominating and Governance Committee will recommend a slate of director-nominees to the Board of Directors.

Communications With the Board

        Shareholders wishing to communicate with our Board of Directors should send their communications in writing to the attention of our General Counsel & Secretary at Avocent Corporation, 9911 Willows Road, N.E., Redmond, WA 98052. Our General Counsel & Secretary will review the communication, and if the communication is determined to be relevant to our operations, policies, or procedures (and not vulgar, threatening, or of an inappropriate nature not relating to our business), the communication will be forwarded to our Lead Independent Director. If the communication requires a response, our General Counsel & Secretary will assist our Lead Independent Director (or other Directors) in preparing the response.

AUDIT COMMITTEE REPORT FOR THE YEAR ENDED DECEMBER 31, 2003

        The Audit Committee oversees the financial reporting process of Avocent Corporation ("Avocent" or the "Company") on behalf of the Company's Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the annual report with management, including a discussion of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The Audit Committee reviewed with PricewaterhouseCoopers LLP, the Company's independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgments about Avocent's accounting principles and the other matters required to be discussed with the Audit Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61 (Communications with Audit Committees). In addition, the Audit Committee has discussed with PricewaterhouseCoopers LLP its independence from the Company and from the Company's management, and this discussion included consideration of the matters in the written disclosures required by the Independence Standards Board and the potential impact the non-audit services provided by PricewaterhouseCoopers could have on its independence.

        The Audit Committee discussed with PricewaterhouseCoopers the overall scope and plans for its audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of its audits and quarterly reviews, its observations regarding the Company's internal controls, and the overall quality of the Company's financial reporting. There were nine meetings of the Audit Committee during 2003.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the 2003 audited financial statements be included in the annual report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee has appointed, subject to stockholder ratification, PricewaterhouseCoopers LLP as the Company's independent auditors for 2004.

                      AUDIT COMMITTEE
                      William H. McAleer, Chairman
                      Harold D. Copperman
                      Edwin L. Harper

Fees Billed to Us by PricewaterhouseCoopers during Fiscal 2003

Audit Fees:

        Fees and related expenses for the 2003 and 2002 fiscal year audits by PricewaterhouseCoopers of our annual financial statements and its review of the financial statements included in our quarterly reports on Form 10-Q totaled $661,468 and $436,819, respectively.

Audit-Related Fees:

        For the years 2003 and 2002, PricewaterhouseCoopers billed us $76,007 and $27,582, respectively, for its services related to acquisitions and consultation on accounting issues.

Tax Fees:

        For the years 2003 and 2002, PricewaterhouseCoopers billed us $85,644 and $112,776 respectively, for professional services related to preparation of our tax returns and $384,743 and $329,124, respectively, for tax consulting.

All Other Fees:

        For the years 2003 and 2002, PricewaterhouseCoopers billed us $1,400 and $7,400, respectively, for other services.

        In its pre-approval policy, the Audit Committee has authorized our Chief Executive Officer, our Chief Financial Officer, or our Chief Accounting Officer to engage the services of PricewaterhouseCoopers with respect to the following services:

  •
  audit related services that are outside the scope of our annual audit and generally are (i) required on a project, recurring, or one-time basis (such as our statutory audit for Avocent International Ltd. that is required by a regulatory authority other than the SEC), (ii) requested by one of our business partners (e.g., a review or audit of royalty payments), or (iii) needed by us to assess the impact of a proposed accounting standard;

  •
  tax services relating to (i) the preparation and review of our federal, state, and local tax returns, (ii) the examination of any tax returns by tax authorities, (iii) matters relating to, or reflected in, any tax returns, or (iv) the communication and adoption of requirements that relate to the tax returns;

  •
  accounting and tax services related to potential or actual acquisitions or investment transactions that if consummated would be reflected in our financial results or tax returns (this does not include any due diligence engagements, which must be pre-approved by the Audit Committee separately);

  •
  tax services related to our employees on international assignments, including preparation of the individual tax returns and advice regarding structuring an individual's foreign assignment package; and

  •
  other accounting and tax services that are expected to result in fees of less than $25,000 per project, such as routine consultations on accounting and/or tax treatments for contemplated transactions.

        Notwithstanding, the delegation of pre-approval authority, the Audit Committee will be informed of all audit and non-related services performed by PricewaterhouseCoopers. The foregoing pre-approval authority relates only to engagements where the fees for services in connection with any such engagement are expected to be less than $25,000. The Audit Committee has also delegated to its chairman the authority to pre-approve or disapprove any of the foregoing engagements including those listed above where the fees for services are expected to be between $25,000 and $100,000 per project, and any such decisions by the chairman must be presented to the full Audit Committee at the next scheduled meeting. Any engagements where the fees for services are expected to exceed $100,000 per project must be pre-approved by a vote of the entire Audit Committee. The Audit Committee has considered the provision of non-audit services by PricewaterhouseCoopers and has determined that the provision of such services is compatible with PricewaterhouseCoopers's independence.

EXECUTIVE OFFICERS

        The following table sets forth information regarding the individuals who served as our executive officers as of Apri1 15, 2004:

Name	Age	Position
John R. Cooper*	56	Chairman of the Board of Directors; President and Chief Executive Officer
Doyle C. Weeks*	58	Executive Vice President of Group Operations and Business Development
William A. Dambrackas	60	Senior Vice President of Advanced Technology
R. Byron Driver	63	Senior Vice President of Operations
Gary R. Johnson	54	Senior Vice President of Global Branded Sales
Mark Lee	32	Senior Vice President and President and CEO of OSA Technologies, Inc.
Kieran MacSweeney	46	Senior Vice President and Managing Director of International Operations
Rick Moore	48	Senior Vice President of Wireless Technology
C. David Perry	49	Senior Vice President of Global Marketing and OEM Sales
Douglas E. Pritchett	48	Senior Vice President of Finance, Chief Financial Officer, Treasurer, and Assistant Secretary
Samuel F. Saracino	53	Senior Vice President of Legal and Corporate Affairs, General Counsel, and Secretary
Christopher L. Thomas	48	Senior Vice President of Engineering

*
See "Proposal One—Election of Directors" for biographies of the executive officers who are also on our Board of Directors.

        William A. Dambrackas has been our Senior Vice President of Advanced Technology since January 2001. Prior to that, he was Chairman, President, and Chief Executive Officer of Equinox Systems Inc., a company that designs and markets server-based communications products for remote access which Mr. Dambrackas founded in 1983 and which we acquired in January 2001.

        R. Byron Driver has been our Senior Vice President of Operations since July 2000. Prior to that, he held the same position at Cybex since 1995.

        Gary R. Johnson has been our Senior Vice President of Global Branded Sales since May 2003, our Senior Vice President of Global Sales and Marketing from July 2001 to May 2003, and our Senior Vice President of Sales, the Americas, from July 2000 to July 2001. Prior to that, he was Senior Vice President of Sales and Marketing of Cybex since April 1997.

        Mark Lee has been our Senior Vice President and the President and CEO of OSA Technologies, Inc. since our acquisition of OSA in April 2004. Prior to the acquisition, he was President and CEO of OSA Technologies, Inc., an embedded manageability firmware and software provider, from April 2000 to April 2004. He was the Enterprise Market Development Manager at Intel Corporation, a

hardware company, from July 1999 to April 2000, and a Technical Marketing Engineer at Intel from March 1997 to July 1999.

        Kieran MacSweeney has been our Senior Vice President and Managing Director of International Operations since July 2000. Prior to that, he was Managing Director of International Operations of Cybex since joining Cybex in October 1996.

        Rick Moore has been our Senior Vice President of Wireless Technology since our acquisition of Crystal Link Technologies Inc. in January 2004. Prior to that, he was President and CEO of Crystal Link Technologies, Inc. from July 2000 to January 2002. From December 2000 to January 2002, he was Manager of Product Development for Planar Systems, Inc., a manufacturer of high performance information display systems, and from November 1998 to December 2000, he was a Vice President of AllBrite Technologies, Inc., a custom flat panel display manufacturer that was acquired by Planar in December 2002.

        C. David Perry has been our Senior Vice President of Global Marketing and OEM Sales since May 2003, our Senior Vice President of OEM Sales from April 2002 to May 2003, and our Vice President of OEM Sales from July 2000 to April 2002. Prior to that, he was Vice President of Worldwide Sales of Apex from November 1998 to June 2002. From March 1997 through September 1998, he served as Vice President of Sales—Commercial Division of Acer America Corporation, a manufacturer and seller of computer hardware.

        Douglas E. Pritchett has been our Senior Vice President of Finance, Chief Financial Officer, Treasurer, and Assistant Secretary since July 2000. Prior to that, he held the same positions at Cybex since September 1998. Prior to joining Cybex as an executive officer, Mr. Pritchett was Chief Financial Officer of Barber Dairies, Inc., a regional dairy, from 1992 to 1998.

        Samuel F. Saracino has been our Senior Vice President of Legal and Corporate Affairs, General Counsel, and Secretary since July 2000. Prior to that, he was Vice President of Business Development and General Counsel of Apex since February 1998 and Secretary of Apex since March 1998. From January 1984 to February 1998, Mr. Saracino was a partner at the law firm of Davis Wright Tremaine LLP.

        Christopher L. Thomas has been our Senior Vice President of Engineering since July 2000. Prior to that, he served as Senior Vice President of Engineering of Cybex from April 1997 through June 2000.

COMPENSATION OF EXECUTIVE OFFICERS

        The following table shows:

  •
  the compensation earned by our Chief Executive Officer during the last completed fiscal year;

  •
  the compensation earned by our other four most highly compensated individuals who served as executive officers during the last completed fiscal year; and

  •
  the compensation received by each such individual for the two preceding fiscal years.

Summary Compensation Table

Long-Term Compensation
		Annual Compensation				Number of Securities Underlying Options
Name & Principal Position							Other Compensation(2)
	Year	Salary		Bonus(1)
John R. Cooper(3) President and Chief Executive Officer	2003 2002 2001	$ $	400,000 242,308 —	$ $	370,080 185,652 —	150,000 400,000 —		$7,000 — —
Doyle C. Weeks(4) Executive Vice President of Group Operations and Business Development	2003 2002 2001	$ $ $	300,000 263,415 258,250	$ $ $	246,890 195,680 13,525	100,000 50,000 50,000	$ $ $	7,000 5,500 5,250
Douglas E. Pritchett Senior Vice President of Finance, Chief Financial Officer, Treasurer, and Assistant Secretary	2003 2002 2001	$ $ $	235,000 226,537 222,095	$ $ $	195,250 171,983 11,660	40,000 40,000 40,000	$ $ $	6,000 5,500 5,250
Samuel F. Saracino Senior Vice President of Legal and Corporate Affairs, General Counsel, and Secretary	2003 2002 2001	$ $ $	235,000 228,358 222,788	$ $ $	195,250 171,469 11,779	40,000 40,000 40,000	$ $ $	7,000 5,500 5,250
William A. Dambrackas Senior Vice President of Advanced Technology	2003 2002 2001	$ $ $	231,000 224,620 220,308	$ $ $	191,930 163,610 22,031	40,000 20,000 140,000	$ $ $	7,000 5,500 5,250

(1)
The amounts listed in this column include bonuses earned in the indicated year and paid in the subsequent year. The amounts exclude bonuses paid in the indicated year but earned in a prior year.

(2)
Employer contributions to Avocent's 401(k) Retirement Plan.

(3)
For the year 2003, Mr. Cooper was also awarded a deferred cash bonus of $50,000 that is payable half in February 2005 and half in February 2006, together with any investment earnings on the bonus, only if Mr. Cooper remains employed by us or is a member of our Board of Directors at those times. Mr. Cooper was elected our President and Chief Executive Officer in March 2002 and the Chairman of our Board of Directors in April 2003. For 2002, Mr. Cooper also received $3,167 for his service as a director prior to becoming our President and Chief Executive Officer.

(4)
For the year 2003, Mr. Weeks was also awarded a deferred cash bonus of $40,000 that is payable half in February 2005 and half in February 2006, together with any investment earnings on the bonus, only if Mr. Weeks remains employed by us or is a member of our Board of Directors at those times.

OPTION GRANTS IN LAST FISCAL YEAR

        The following table provides information with respect to stock options granted to the executive officers named in the Summary Compensation Table in the last completed fiscal year. In addition, as required by Securities and Exchange Commission rules, the table sets forth the hypothetical gains that would exist for the options based on assumed rates of annual compound stock price appreciation during the option term.

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term(3)
	Individual Grants(2)
	Number of Securities Underlying Options Granted	Percent of Total Options Granted To Employees in Fiscal Year(4)
Name(1)			Exercise Price ($/sh)(5)	Expiration Date
					5%	10%
John R. Cooper	150,000	9.37%	$27.25	3/7/2013	$2,570,607	$6,514,422
Doyle C. Weeks	100,000	6.25%	$27.25	3/7/2013	$1,713,738	$4,342,948
Douglas E. Pritchett	40,000	2.50%	$27.25	3/7/2013	$685,495	$1,737,179
Samuel F. Saracino	40,000	2.50%	$27.25	3/7/2013	$685,495	$1,737,179
William A. Dambrackas	40,000	2.50%	$27.25	3/7/2013	$685,495	$1,737,179

(1)
The information provided in this table is based on information pertaining to options granted to them by Avocent during the fiscal year ended December 31, 2003.

(2)
No stock appreciation rights were granted to executive officers in our last completed fiscal year.

(3)
The potential realizable value illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation of the market price per share from the date of grant to the end of the option term. Actual gains, if any, on stock option exercise are dependent upon a number of factors, including the future performance of our common stock and the timing of option exercises, as well as the optionees' continued employment throughout the vesting period. There can be no assurance that the amounts reflected in this table will be achieved.

(4)
The percentages listed in this column are based on stock options to purchase 1,600,150 shares granted to our employees during the year 2003.

(5)
The exercise price may be paid in cash or in mature shares of common stock (held by the officer for more than six months) valued at fair market value on the exercise date.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

        The following table sets forth information with respect to stock options exercised by the executive officers named in the Summary Compensation Table during the last completed fiscal year. In addition, the table sets forth the number of shares covered by stock options as of the last completed fiscal year, and the value of "in-the-money" stock options, which represents the positive spread between the exercise price of a stock option and the market price of the shares subject to such option at the end of the last completed fiscal year.

Name(1)	Number of Shares Acquired on Exercise	Value Realized(2)	Number of Securities Underlying Unexercised Options at Fiscal Year End Exercisable/Unexercisable	Value of Unexercised In-The-Money Options at Fiscal Year End Exercisable/Unexercisable(3)
John R. Cooper	240,625	$2,483,044	76,250/306,250	$478,288/$4,005,388
Doyle C. Weeks	62,843	$1,228,376	297,500/127,500	$1,548,263/$1,063,800
Douglas E. Pritchett	—	—	337,750/81,000	$3,217,800/$600,750
Samuel F. Saracino	129,000	$2,389,638	243,576/66,000	$2,970,765/$600,763
William A. Dambrackas	125,000	$1,273,079	4,500/70,500	$49,050/$652,556

(1)
The information provided in this table for the executive officers is based on any options exercised by them during 2003.

(2)
The amounts listed in this column are calculated by subtracting the aggregate exercise price of the options from the aggregate market value of the shares of common stock on the date of exercise, and do not necessarily indicate that the optionee sold such stock.

(3)
The amounts listed in this column are calculated based on the $36.52 closing price of the shares on December 31, 2003, the last day of trading for the fiscal year ended December 31, 2003, as reported on The Nasdaq National Market, less the exercise price of the options.

EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth information about our equity compensation plans as of December 31, 2003:

Plan Category	(a) Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants, and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding Securities reflected in Column (a))
Equity Compensation Plans Approved by Security Holders(1)	5,423,698	$31.42	1,767,151
Equity Compensation Plans Not Approved by Security Holders(2)(3)	432,540	$39.04	472,007
Total	5,856,238	$31.99	2,239,158

(1)
Includes only options to purchase Avocent shares under the Avocent Corporation 2000 or 2003 Stock Option Plans, which are described in the footnotes to our Financial Statements in our most recent Annual Report on Form 10-K filed with the SEC on March 12, 2004.

(2)
Includes only options to purchase Avocent shares under the Avocent Corporation 2000 Transition Stock Option Plan or the Avocent Corporation 2003 Inducement Plan, which are described in the footnotes to our Financial Statements in our most recent Annual Report on Form 10-K filed with the SEC on March 12, 2004.

(3)
The table does not include information for equity compensation plans and options assumed by us in connection with mergers and acquisitions and pursuant to which options remain outstanding, including the following: the Apex Employee Stock Plan, the Cybex 1995 Employee Stock Option Plan, the Cybex 1998 Employee Stock Incentive Plan, the Cybex Outside Directors' Stock Plan, the Equinox Systems Inc. 1988 Non-Qualified Stock Option Plan, the Equinox 1992 Non-Qualified Stock Option Plan, the Equinox 1993 Stock Option Plan, the Equinox Directors' Stock Option Plan, the Equinox 2000 Directors' Stock Option Plan, and the 2C Computing, Inc. 2001 Stock Option Plan. As of December 31, 2003, a total of 1,552,823 shares of Avocent Corporation common stock may be purchased pursuant to options outstanding under all such plans, at a weighted average exercise price of $16.33. No further grants may be made under any of these plans.

COMPENSATION OF DIRECTORS

        We currently pay our non-executive directors an annual cash fee of $25,000 for their service on our Board of Directors and its committees. In addition, we currently pay our Lead Independent Director an additional annual fee of $10,000, the Chairman of our Audit Committee an additional annual fee of $6,000, and the Chairmen of our Compensation Committee and Nominating and Governance Committee an additional annual fee of $3,000. We also currently pay $1,500 for attendance in person or by telephone at each Audit Committee meeting and $1,000 for attendance in person or by telephone at Board of Directors or other committee meetings. The Board of Directors has discretion to grant options to directors under our option plans.

        Messrs. Copperman, Dramis, Barry L. Harmon (a former director through May 2003), Harper, McAleer, Thornton, and Vieau received compensation of $38,000, $36,250, $16,264, $56,706, $54,500, $14,500, and $45,000 respectively, for their services as directors (including participation in committee meetings) during 2003. In March 2003, Messrs. Harper, McAleer, and Vieau each received options to purchase 15,000 shares of our common stock, and Mr. Thornton (at a time when he was our employee) received options to purchase 30,000 shares of our common stock, at an exercise price of $27.25, vesting pro rata over twenty-four (24) months commencing April 2003.

        In October 2003, we amended the option agreements we have with our Independent Directors to specify that, in the event of a "change in control" of Avocent, any outstanding options held by each such director shall become fully vested and immediately available for exercise.

EMPLOYMENT CONTRACTS AND SEVERANCE AGREEMENTS

        We have entered into employment agreements with certain of our executive officers, including each of those executive officers named in the Summary Compensation Table. Under each agreement, the employee receives an annual base salary, subject to annual increases at the discretion of the Compensation Committee of the Board of Directors not less than the annual cost of living increase percentage, and is entitled to receive an annual bonus at the discretion of the Compensation Committee based on our performance and the performance of the executive officer and to participate in stock option plans and all other benefit programs generally available to our executive officers.

        Under the terms of the employment agreements, our executive officers have also agreed that during the term of their employment and for a term of twelve (12) months thereafter, they will not compete against us, without our prior written consent, by engaging in any capacity in any business activity in the United States, Canada, Europe, or Asia that is substantially similar to, or in direct competition with, our business.

        Under the terms of the employment agreements, we may terminate an executive officer's employment for "cause," which includes termination by reason of acts of (i) willful dishonesty, fraud, or deliberate injury or attempted injury to us or (ii) the executive officer's willful material breach of the employment agreement that has resulted in material injury to us, in which event, the executive shall receive accrued salary, earned bonus and other benefits through the date of termination but not including severance compensation. If a participating executive officer is terminated by us without cause (including a "constructive termination" of the executive officer's employment by reason of a material breach by us of his employment agreement), he is entitled to receive his accrued salary, earned bonus, and other benefits through the date of termination, including severance compensation.

        Severance compensation is generally equal to the executive officer's base salary at the rate payable at the time of termination for a period of twelve (12) months following the date of termination and an amount equal to the executive officer's average annual bonus during the two years immediately preceding his termination. However, John R. Cooper, our President and CEO, is entitled to his base salary for a period of up to twenty-four months after the date of his termination, and Doyle C. Weeks, our Executive Vice President, is entitled to his base salary for a period of eighteen months after the date of his termination. At the election of any executive officer, he may receive a lump sum severance amount equal to the present value of such severance payments (using a discount rate equal to the 90-day Treasury bill interest rate in effect on the date of delivery of such election notice). Severance compensation also entitles executive officers, upon termination without cause, to accelerate vesting of any award granted under our stock option plans and continuation of medical plan benefits for a period of twelve (12) months after the date of termination.

        If a "change-in-control" of Avocent occurs and the executive officer terminates his employment within six (6) months or we terminate his employment within eighteen (18) months, the executive officer is immediately entitled to receive accrued salary, earned bonus, and other benefits through the date of termination, including the severance compensation described above. Except for a "change-in-control," executive officers are not entitled to severance compensation for voluntary termination or termination by reason of the executive officer's death or disability.

        Under the terms of the employment and other agreements, we agree to indemnify each executive officer for certain liabilities arising from actions taken by the executive officer within the scope of his employment.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee is responsible for establishing and monitoring the general compensation policies and compensation plans of Avocent Corporation, as well as the specific compensation levels for executive officers. It also approves grants of options under the Avocent Corporation Stock Option Plans. John R. Cooper, our current President and Chief Executive Officer, generally participates in all discussions and decisions regarding salaries and incentive compensation for employees, except that he is excluded from discussions of or voting on his own salary and incentive compensation.

        General Compensation Policy.    Under the supervision of the Lead Independent Director and the Compensation Committee, Avocent's compensation policy is designed to attract and retain qualified key executives critical to the Company's growth and long-term success. It is the objective of the Board of Directors to have a portion of each executive's compensation contingent upon Avocent's performance as well as upon the individual's personal performance. Accordingly, each executive officer's compensation package is comprised of three elements: (i) annual base salary, (ii) annual bonus based on the achievement of certain performance goals established for Avocent and for the executive officer, and (iii) stock-based benefit plans that are designed to strengthen the mutuality of interests between the executive officers and Avocent's stockholders.

        The summary below describes in more detail the factors that the Compensation Committee considers in establishing each of the three primary components of the compensation package provided to the executive officers.

        Base Salary.    The level of base salary is established primarily on the basis of the individual's qualifications and relevant experience, the strategic goals for which he or she has responsibility, the compensation levels at companies which compete with Avocent for business and executive talent, and the incentives necessary to attract and retain qualified management. Base salary is adjusted each year to take into account the individual's performance and to maintain a competitive salary structure. Avocent's performance does not play a significant role in the determination of base salary.

        Bonuses.    Bonuses are awarded by the Compensation Committee based on objective and subjective standards. In awarding executive bonuses, the Compensation Committee considers Avocent's success in achieving specific financial goals and objectives, including revenue growth and earnings growth, and each executive's success in achieving certain individual goals and objectives.

        Stock-Based Benefit Plans.    Avocent utilizes stock option plans to provide executives and other key employees with incentives to maximize long-term stockholder values. Awards by the Compensation Committee take the form of stock options designed to give the recipient a significant equity stake and thereby closely align his or her interests with those of Avocent's stockholders. Factors considered in making such awards include the individual's position in the Company, his or her performance and responsibilities, and internal comparability considerations. In addition, the Compensation Committee has established certain general guidelines in making option grants to executive officers in an attempt to target a fixed number of unvested option shares based upon each individual's position in the Company and his existing holdings of unvested options. However, the Compensation Committee is not required to adhere strictly to these guidelines and may vary the size of the option grant made to each executive officer as it determines the circumstances warrant.

        Each option grant allows the executive officer to acquire shares of common stock at a fixed price per share (the fair market value on the date of grant) over a specified period of time (up to 10 years).

The options typically vest in periodic installments over a three-year or four-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he or she remains employed by the Company, and then only if the market price of the common stock appreciates over the option term.

        Compensation of the Chief Executive Officer.    John R. Cooper was selected as our President and Chief Executive Officer in March 2002. In establishing Mr. Cooper's compensation package, the Compensation Committee reviewed a competitive market assessment and evaluation of the Company's executive compensation policies, including those relating to President and Chief Executive Officer, and recommendations regarding executive compensation philosophy prepared by William M. Mercer, Incorporated shortly after the merger between Apex and Cybex. The Compensation Committee also consulted with Heidrick & Struggles, which advised the Compensation Committee in the search and selection process. In late 2002, the Compensation Committee of our Board of Directors engaged iQuantic-Buck to conduct a review of our executive compensation policies and philosophies, and upon completion of that study and following deliberation by both the Compensation Committee and the Board of Directors, set Mr. Cooper's base salary at $400,000 effective January 1, 2003. For the year 2003, Mr. Cooper was awarded an incentive cash bonus of $369,880 for meeting certain corporate performance objectives in 2003 (including those related to certain milestones in connection with the implementation of a new ERP system in the United States, maintenance of specified levels of gross margin, and other financial objectives). Mr. Cooper was also awarded a deferred cash bonus of $50,000 that is payable half in February 2005 and half in February 2006, together with any investment earnings on the bonus, only if he remains employed by Avocent or a member of Avocent's Board of Directors at those times. At the end of 2003, the Compensation Committee asked iQuantic-Buck (Mellon) to again review executive compensation benchmarks, and after a detailed review and consideration of their report, Mr. Cooper's annual base salary for 2004 was set at $416,000.

        Deductibility of Executive Compensation.    The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code, which section disallows a federal income tax deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the chief executive officer and the four other most highly compensated executive officers, respectively, unless such compensation meets the requirements for the "performance-based" exception to Section 162(m). As the cash compensation paid by Avocent to each of these executive officers is expected to be below $1 million and the Compensation Committee believes that options granted under the 2000 Plan to such officers and shares purchased under the Avocent Corporation 2000 Employee Stock Purchase Plan by such officers will meet the requirements for qualifying as performance-based, the Compensation Committee believes that Section 162(m) will not affect the tax deductions available to the Company with respect to the compensation of executive officers. It is the Compensation Committee's policy to qualify, to the extent reasonable, its executive officers' compensation for deductibility under applicable tax law. However, Avocent may, from time to time, pay compensation to executive officers that may not be deductible.

                      COMPENSATION COMMITTEE
                      Edwin L. Harper, Chairman
                      William H. McAleer
                      David P. Vieau

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        No member of our Compensation Committee or executive officer of Avocent has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

STOCK PERFORMANCE GRAPH

        The following graph compares the cumulative total stockholder return data for our common stock to the cumulative return of (i) the NASDAQ US Index and (ii) the NASDAQ Computer Index for the period beginning July 3, 2000, the date our common stock was first traded, and ending on December 31, 2003. The graph assumes that $100 was invested on July 3, 2000. The graph further assumes that such amount was initially invested in our common stock at a per share price of $44.25, the price at which such stock was first publicly traded, and reinvestment of any dividends. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

COMPARISON OF 42 MONTH CUMULATIVE TOTAL RETURN
AMONG AVOCENT CORPORATION, THE NASDAQ STOCK MARKET (US) INDEX,
AND THE NASDAQ COMPUTER MANUFACTURERS INDEX

Graph produced by Research Data Group, Inc.

        The information contained above under the captions "Audit Committee Report for the year Ended December 31, 2003," "Compensation Committee Report on Executive Compensation," and "Stock Performance Graph" shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into such filing.

SECURITY OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

        The following table indicates the number of shares of our common stock beneficially owned as of April 15, 2004 by (i) each person or entity known to be the beneficial owner of more than 5% of our outstanding stock, (ii) each of the executive officers listed in the Summary Compensation Table, (iii) each of our directors, and (iv) all directors and executive officers as a group. Except as otherwise indicated, each person has sole investment and voting powers with respect to the shares shown as beneficially owned, subject to community property laws where applicable. Ownership information is based upon information furnished by the respective individuals.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Fidelity Management & Research Company and its affiliates(2) 82 Devonshire Street Boston, MA 02109	3,122,340	6.37%
Franklin Advisers, Inc. and its affiliates(3) One Franklin Parkway San Mateo, CA 94403	3,057,991	6.24%
Stephen F. Thornton(4)	856,714	1.78%
John R. Cooper(5)	182,425	*
Doyle C. Weeks(6)	338,149	*
Douglas E. Pritchett(7)	381,335	*
Samuel F. Saracino(8)	272,124	*
William A. Dambrackas(9)	31,698	*
Harold D. Copperman(10)	25,416	*
Francis A. Dramis, Jr.(11)	10,416	*
Edwin L. Harper(12)	85,108	*
William H. McAleer(13)	82,299	*
David P. Vieau(14)	26,041	*
All executive officers and directors as a group (19 persons)(15)	3,917,794	6.03%

*
Less than one percent.

(1)
Unless otherwise indicated, each person or entity named below has an address in care of our principal executive offices located at 4991 Corporate Drive, Huntsville, Alabama 35805. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of April 15, 2004 are deemed outstanding for the purpose of computing the percentage ownership of the person or entity holding the options but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or entity. The numbers reflected in the percentage ownership columns are based on 49,037,644 shares of our common stock outstanding.

(2)
Based solely on a Schedule 13G filed by FMR Corp. with the Securities and Exchange Commission on February 17, 2004.

(3)
Based solely on a Schedule 13G/A filed by Franklin Resources, Inc. with the Securities and Exchange Commission on February 10, 2004.

(4)
Includes (i) 157,065 shares owned directly by Mr. Thornton, (ii) 119,248 shares owned by his spouse, (iii) 140,442 shares held by the Thornton Family Limited Partnership, of which Mr. Thornton is a general partner and as to which he may be deemed to share voting and investment power, and (iv) 439,979 shares issuable upon exercise of stock options currently exercisable or exercisable within 60 days of April 15, 2004.

(5)
Includes (i) 29,675 shares owned directly by Mr. Cooper, (ii) 4,000 shares held by Mr. Cooper in his Individual Retirement Account, and (iii) 148,750 shares issuable upon exercise of stock options currently exercisable or exercisable within 60 days of April 15, 2004.

(6)
Includes 337,500 shares issuable upon exercise of stock options currently exercisable or exercisable within 60 days of April 15, 2004.

(7)
Includes (i) 7,810 shares owned directly by Mr. Pritchett, (ii) 800 shares held by his minor child, (iii) 6,975 shares held by him in his Individual Retirement Account, and (iv) 365,750 shares issuable upon exercise of stock options currently exercisable or exercisable within 60 days of April 15, 2004.

(8)
Includes 266,576 shares issuable upon exercise of stock options currently exercisable or exercisable within 60 days of April 15, 2004.

(9)
Includes 30,000 shares issuable upon exercise of stock options currently exercisable or exercisable within 60 days of April 15, 2004.

(10)
Includes 25,416 shares issuable upon exercise of stock options currently exercisable or exercisable within 60 days of April 15, 2004.

(11)
Includes 10,416 shares issuable upon exercise of stock options currently exercisable or exercisable within 60 days of April 15, 2004.

(12)
Includes 84,127 shares issuable upon exercise of stock options currently exercisable or exercisable within 60 days of April 15, 2004.

(13)
Includes 82,299 shares issuable upon exercise of stock options currently exercisable or exercisable within 60 days of April 15, 2004.

(14)
Includes 26,041 shares issuable upon exercise of stock options currently exercisable or exercisable within 60 days of April 15, 2004.

(15)
Includes (i) 3,220,667 shares issuable upon exercise of stock options currently exercisable or exercisable within 60 days of April 15, 2004 and (ii) 5,168 shares held by the family members of two of our other executive officers.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership of, and transactions in, our securities with the Securities and Exchange Commission and The Nasdaq Stock Market. Such directors, executive officers, and ten-percent stockholders are also required to furnish us with copies of all Section 16(a) forms that they file.

        Based solely on a review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal 2003, our directors, executive officers, and ten-percent stockholders complied with all Section 16(a) filing requirements applicable to them.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        During fiscal 2003, there was not, nor is there currently proposed, any transaction or series of similar transactions to which we were or are to be a party in which the amount involved exceeds $60,000 and in which any of our directors, executive officers, or holders of more than 5% of our common stock, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest other than compensation agreements and other arrangements described in "Employment Contracts and Severance Agreements."

OTHER INFORMATION

        Our 2003 Annual Report for the fiscal year ended December 31, 2003 will be mailed to the stockholders of record as of April 30, 2004 together with the mailing of this proxy statement. Stockholders who do not receive a copy of the 2003 Annual Report with their proxy statement may obtain a copy by writing to or calling Samuel F. Saracino, Secretary, Avocent Corporation, 9911 Willows Road N.E., Redmond, Washington 98052. His telephone number is (425) 861-5858.

OTHER MATTERS

        We know of no other matters to be submitted for consideration by the stockholders at the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

        It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are therefore urged to execute and return, at your earliest convenience, the accompanying proxy card in the postage-prepaid envelope enclosed. You may also submit your proxy over the Internet or by telephone. For specific instructions, please refer to the information provided with your proxy card.

                      BY ORDER OF THE BOARD OF DIRECTORS,

                      Samuel F. Saracino
                      Secretary

Huntsville, Alabama
April 27, 2004

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

AVOCENT CORPORATION

ANNUAL MEETING OF STOCKHOLDERS
JUNE 10, 2004

        The undersigned stockholder(s) of AVOCENT CORPORATION, a Delaware corporation, hereby acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 27, 2004, and hereby appoints John R. Cooper, Samuel F. Saracino, and Douglas E. Pritchett, and each of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of AVOCENT CORPORATION to be held on Thursday, June 10, 2004, at 10:00 a.m., at the Huntsville Marriott Hotel located at Five Tranquility Base, Huntsville, Alabama 35805, and at any adjournment or adjournments of the Annual Meeting, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side:

COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS BOX ON THE REVERSE SIDE	(Continued and to be signed on reverse side)

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[LOGO OF AVOCENT]
ANNUAL MEETING OF STOCKHOLDERS

JUNE 10, 2004
10:00 a.m.

Huntsville Marriott Hotel
Five Tranquility Base
Huntsville, Alabama 35805

YOUR VOTE IS IMPORTANT!

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" EACH OF THE FOLLOWING PROPOSALS.
Please mark your votes as indicated	☒

			VOTE FOR ALL NOMINEES (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees
			☐	☐
1.	ELECTION OF DIRECTORS
	Nominees:	William H. McAleer (Class I Director) David P. Vieau (Class I Director) Doyle C. Weeks (Class I Director)

If you wish to withhold authority to vote for any individual nominee, write the nominee's name on the line below

2.	PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP as the Company's independent auditors for the fiscal year ending December 31, 2004.	FOR ☐	AGAINST ☐	ABSTAIN ☐

and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL LISTED, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

I PLAN TO ATTEND THE MEETING ☐	COMMENT/ADDRESS CHANGE ☐ Please mark this if you have written Comments/address on the reverse side

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature(s)                                                  Date:                                  , 2004. Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

FOLD AND DETACH HERE

YOUR VOTE IS IMPORTANT!

THANK YOU FOR VOTING.

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROPOSAL ONE ELECTION OF CLASS I DIRECTORS
PROPOSAL TWO TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDED DECEMBER 31, 2004
CORPORATE GOVERNANCE AND BOARD MATTERS
AUDIT COMMITTEE REPORT FOR THE YEAR ENDED DECEMBER 31, 2003
EXECUTIVE OFFICERS
COMPENSATION OF EXECUTIVE OFFICERS
Summary Compensation Table
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
EQUITY COMPENSATION PLAN INFORMATION
COMPENSATION OF DIRECTORS
EMPLOYMENT CONTRACTS AND SEVERANCE AGREEMENTS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
STOCK PERFORMANCE GRAPH
COMPARISON OF 42 MONTH CUMULATIVE TOTAL RETURN AMONG AVOCENT CORPORATION, THE NASDAQ STOCK MARKET (US) INDEX, AND THE NASDAQ COMPUTER MANUFACTURERS INDEX
SECURITY OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
OTHER INFORMATION
OTHER MATTERS